UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 16, 2008 (September 15, 2008)
Date of report (Date of earliest event reported)

Hexcel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Two Stamford Plaza 281 Tresser Boulevard Stamford, Connecticut 06901-3238
(Address of Principal Executive Offices and Zip Code)
(203) 969-0666
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01     Other Events

On September 15, 2008, Hexcel issued a press release announcing that, in response to the strike by the International Association of Machinists against the Boeing Company, Hexcel has reduced production volumes on certain aero structures and composite materials produced in its U.S. facilities and is withdrawing earnings guidance for the year.  The press release is filed as exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

99.1 News Release dated September 15, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION
September 16, 2008
/s/ Wayne C. Pensky
Wayne C. Pensky
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	News Release dated September 15, 2008